Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Large Cap Growth Fund Class A Shares Summary Prospectus, and

Thrivent Large Cap Growth Fund Class S Shares Summary Prospectus,

each dated February 28, 2019

Shareholders of Thrivent Large Cap Growth Fund (the “Fund”) recently approved a reclassification of the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. This change will be implemented on or about August 9, 2019.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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